Filed under Rules 497(e) and 497(k)

Registration Nos. 333-08653

033-52742

Seasons Series Trust

SunAmerica Series Trust

(each, a “Trust,” and each series thereof, a “Portfolio”)

Supplement dated October 17, 2022, to each Portfolio’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as amended or supplemented to date

SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolios’ investment adviser, is indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”), the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time (such divestment, the “Separation Plan”). On September 19, 2022, AIG sold a portion of its interest in Corebridge in an initial public offering (“IPO”) of Corebridge common stock, following which AIG’s interest in Corebridge is approximately 78%. While the IPO did not result in an “assignment” (as defined in the Investment Company Act of 1940) of the current investment advisory and management agreement between SunAmerica and each Trust with respect to the Portfolios, it is anticipated that one or more of the transactions contemplated by the Separation Plan will ultimately be deemed to result as such. Each agreement provides that it will automatically terminate in the event of its “assignment.”

Accordingly, at a meeting held on October 13, 2022 (the “Board Meeting”), the Board of Trustees (the “Board,” whose members are referred to as the “Trustees”) of each Trust considered and approved proposals to approve a new investment advisory and management agreement between SunAmerica and its respective Trust with respect to the Portfolios to take effect upon the automatic termination of an existing agreement in the event of an assignment resulting from a transaction contemplated by the Separation Plan, thus allowing SunAmerica to continue to provide advisory services to the Portfolios without interruption. At the Board Meeting, each Board also approved several other proposals, as described below, and also approved submitting such proposals to shareholders of each Portfolio at a joint special meeting (the “Special Meeting”) to be held on or about January 19, 2023. Specifically, at the Special Meeting, shareholders will be asked:

1.	To elect Trustees to the Board of each Trust;

2.

To approve a new investment advisory and management agreement between SunAmerica and each Trust, on behalf of each of its respective Portfolios, and to approve any future investment advisory and management agreements between SunAmerica and each Trust, each to take effect upon a transaction contemplated by the Separation Plan that results in an assignment of the then-existing investment advisory and management agreement;

3.	To approve a modified “manager-of-managers” structure; and

4.

To approve an amendment to the fundamental investment restriction regarding concentration for each of the SA Franklin Systematic U.S. Large Cap Value Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Large Cap Index Portfolio and the SA DFA Ultra Short Bond Portfolio.

More detailed information about each proposal to be voted on at the Special Meeting will be provided in a forthcoming proxy statement. When you receive the proxy statement, please review it carefully and cast your vote or provide voting instructions to avoid the additional expense to the Portfolios of any future solicitation. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. The Special Meeting is limited to shareholders of each Portfolio. Shareholders of a Portfolio as of October 26, 2022, are entitled to vote at the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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